                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report     July 8, 1998

United Community Financial Corp.
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(Exact name of registrant as specified in its charter)

Ohio                             0-24399                 34-1856319
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(State or other jurisdiction     (Commission             (IRS Employer of
       incorporation        )     File Number)           Identification Number)


275 Federal Plaza West
Youngstown, Ohio                                           44503-0500
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (330) 742-0500
                                                   -----------------------------

                                    Not Applicable
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     (Former name or former address, if changes since last report.)

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                                  TABLE OF CONTENTS


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
Items 1 - 4 -  Not Applicable


Item 5         Other Events

               Exhibit 1 Second Quarter Financial Information News Release. . .  1-3

Items 6 - 9 -  Not Applicable


                          UNITED COMMUNITY FINANCIAL CORP.
                               275 Federal Plaza West
                            Youngstown, Ohio 44503-1203

                               FOR IMMEDIATE RELEASE

                                                                Douglas M. McKay
                                                                       President
                                                        (330) 742-0500, ext. 801


  UNITED COMMUNITY FINANCIAL CORPORATION ANNOUNCES SECOND QUARTER EARNINGS AND
                       SUBSTANTIAL INCREASE IN CORE EARNINGS


Youngstown, Ohio - July 8, 1998 - United Community Financial Corp. (NASDAQ/NMS:UCFC), Holding Company for The Home Savings and Loan Company of Youngstown, Ohio, (the "Company"), announced that net income for the three months ended June 30, 1998 was $3.5 million. Net income for the comparable period in the prior year was $6.1 million. The change in the current period when compared to the prior period was due to a significant recovery in June 1997 of two previously delinquent loans that had previously been charged off resulting in a recovery of $3.1 million of interest and a loan loss recovery of $2.8 million. A more direct comparison of operating results is to compare pretax core earnings for the two periods. Core earnings are defined as pretax earnings adjusted for securities sales transactions and unusual or nonrecurring expense or income items. On this basis, core earnings for the three months ended June 30, 1998 were $5.1 million compared to $3.4 million in the prior year period.

Net income for the six months ended June 30, 1998 was $6.2 million. Net income for the comparable period in the prior year was $8.8 million. The change in the current period is primarily due to the significant recovery discussed above. Core earnings as defined above for the six months ended June 30, 1998 were $9.2 million compared to $7.4 million in the prior year period.

Earnings per common share have not been presented in this information release as United Community Financial Corp. is currently in the process of completing the Conversion from a mutual to a stock association. Earnings per common share will be presented from the effective date of the Conversion.

Douglas M. McKay, President of United Community Financial Corp. said, "Earnings, particularly when viewed on the basis of pretax core earnings, reflect a substantial increase in net interest income. This is primarily due to a reduction in our overall cost of interest bearing liabilities as well as continued management of our costs which corresponds to our business plan."

On December 9, 1997 the Board of Directors of the Company adopted a Plan of Conversion to convert from an Ohio mutual savings and loan association to an Ohio capital stock savings and loan association, and to form a Holding Company to own the savings and loan association. The Holding Company was formed in February 1998. The Conversion is expected to be completed on July 8, 1998. The increase in deposits and assets at June 30, 1998, compared to June 30, 1997 is primarily attributable to funds held in special subscription savings accounts in connection with the conversion.

The Company continues to be well capitalized under the Prompt Corrective Action provisions of Federal banking laws and regulations. The equity to total assets of the Company as of June 30, 1998 was 8.71%.

The Company has 14 offices located throughout Mahoning, Columbiana and Trumbull Counties in Northeastern Ohio. Additional information may be found at the Company's web site: www.homesavingsandloan.com.


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

                        UNITED COMMUNITY FINANCIAL CORP.
                            SELECTED FINANCIAL DATA
                                 (IN THOUSANDS)

                                                 June 30,
                                                 --------
                                              1998       1997
                                              ----       ----
SELECTED FINANCIAL CONDITION DATA:
Total assets                              $1,692,707  $1,062,412
----------------------------------------------------------------
Allowance for loan losses                      6,172       5,313
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Total deposits                             1,527,893     906,450
----------------------------------------------------------------
Total equity                                 147,500     136,803
----------------------------------------------------------------

                                            Three months ended
                                                 June 30,
                                                 --------
                                              1998         1997
                                              ----         ----
SUMMARY OF EARNINGS:
Net interest income                          $11,057     $12,917
----------------------------------------------------------------
Provision for loan losses                        150      (2,246)
----------------------------------------------------------------
Total noninterest income                         684         376
----------------------------------------------------------------
Total noninterest expense                      6,263       6,228
----------------------------------------------------------------
Net income                                     3,462       6,124
----------------------------------------------------------------

                                            Three months ended
                                                 June 30,
                                                 --------
                                              1998         1997
                                              ----         ----
SUMMARY OF CORE EARNINGS:
Net interest income                          $11,057      $9,809
----------------------------------------------------------------
Provision for loan losses                        150         600
----------------------------------------------------------------
Total noninterest income, excluding
gains & losses                                   450         392
----------------------------------------------------------------
Total noninterest expense                      6,263       6,228
----------------------------------------------------------------
Pre-tax Core Earnings                          5,088       3,357
----------------------------------------------------------------

                                             Six months ended
                                                 June 30,
                                                 --------
                                              1998        1997
                                              ----        ----
SUMMARY OF EARNINGS:
Net interest income                          $21,179     $22,707
----------------------------------------------------------------
Provision for loan losses                        400      (2,246)
----------------------------------------------------------------
Total noninterest income                       1,062         674
----------------------------------------------------------------
Total noninterest expense                     12,358      12,233
----------------------------------------------------------------
Net income                                     6,163       8,847
----------------------------------------------------------------

                                             Six months ended
                                                 June 30,
                                                 --------
                                              1998        1997
                                              ----        ----
SUMMARY OF CORE EARNINGS:
Net interest income                          $21,179     $19,599
----------------------------------------------------------------
Provision for loan losses                        400         600
----------------------------------------------------------------
Total noninterest income, excluding
gains & losses                                   867         681
----------------------------------------------------------------
Total noninterest expense                     12,358      12,233
----------------------------------------------------------------
Pre-tax Core Earnings                          9,230       7,440
----------------------------------------------------------------


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